UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006

Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	0-14714	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road
Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (423) 899-5898

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Astec Industries, Inc. 2006 Incentive Plan

     At the 2006 Annual Meeting of Shareholders held on April 27, 2006, the Company's shareholders approved the Astec Industries, Inc. 2006 Incentive Plan (the "Plan"), which is incorporated herein as Exhibit 99.1 by reference to Appendix A of the Company's Definitive Proxy Statement on Schedule 14A (File No. 0-14714) as filed with the Securities and Exchange Commission on March 16, 2006. A total of 700,000 shares of common stock are reserved and available for issuance pursuant to Awards granted under the Plan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1  Astec Industries, Inc. 2006 Incentive Plan (incorporated herein by reference to Appendix A of the Registrant's Definitive Proxy Statement on Schedule 14A (File No. 0-14714) filed with the Securities and Exchange Commission on March 16, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEC INDUSTRIES, INC.

Date: May 1, 2006	By: /s/ J. Don Brock
J. Don Brock Chairman of the Board and President (Principal Executive Officer)